                                                                   Exhibit 10.14

                                                                  Execution Copy
                                                                  --------------
                            EFFICIENT NETWORKS, INC.

              AMENDMENT NO. 10 TO THE INVESTORS' RIGHTS AGREEMENT

     This Amendment No. 10 ("Amendment") to the Investors' Rights Agreement dated July 30, 1993, as previously amended by Amendments No. 1 through 7 and 9 thereof [there is no Amendment No. 8, the eighth Amendment was mistakenly numbered No. 9] (together, as amended the "Agreement"), is made as of this 20th day of November, 1999, by and among Efficient Networks, Inc., a Delaware corporation (the "Company") and each of the entities listed on Exhibit A hereto
                                                               ---------
(the "Existing Investors"). Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                    RECITALS
                                    --------

        A. WHEREAS, the Company intends to enter into an Agreement and Plan of Reorganization by and among the Company, Fire Acquisition Corporation, a California corporation and a wholly-owned subsidiary of the Company, Comet Company, Inc., a Delaware corporation, and Fire Company, Inc., a California corporation and a wholly-owned subsidiary of Comet Company, Inc., whereby the Company shall acquire Fire Company, Inc. by merging Fire Company, Inc. into Fire Acquisition Corporation (the "Merger").

        B. WHEREAS, pursuant to the terms of the Merger, the Company shall grant certain registration rights as contained in that certain Standstill & Disposition Agreement set forth as Attachment I hereto (the "Senior &
                                   ------------
Controlling Registration Rights"), which Senior & Controlling Registration Rights conflict with or are senior to the the registration rights granted to the Existing Investors in Section 1 of the Agreement (the "Pre-Existing Registration Rights").

        C. WHEREAS, in order to induce Comet Company, Inc. and Fire Company, Inc. to enter into the Agreement and Plan of Reorganization and consummate the Merger, the Existing Investors hereby shall agree to New & Controlling Registration Rights and subordinate the Pre-Existing Registration Rights to the New & Controlling Registration Rights.

        D. WHEREAS, in addition, the Company completed its initial public offering of shares of its Common Stock in July 1999, and consequently, the affairs of the Company should be governed by its charter documents, and therefore the Company and the Existing Investors desire to amend the Agreement in certain other respects, as set forth below.

IN CONSIDERATION OF THE FOREGOING, THE PARTIES HERETO AGREE AS FOLLOWS:

     Pursuant to Section 3.7 of the Agreement, any term of the Agreement may be amended, and the observance of any term may be waived, by the written consent of the Company and a majority of the holders of Registrable Securities then outstanding, (provided that the effect of such amendment or waiver will be that all holders of Registrable Securities are treated equally)
and any amendment or waiver effected in accordance therewith shall be binding upon the Company and each holder of any Registrable Securities then outstanding; provided, however, that any amendment to or waiver of any term of the Agreement
--------  -------
that adversely affects the rights of Covad (as defined in Amendment No. 9) shall require the written consent of Covad.

     1.  AGREEMENT WITH NEW & CONTROLLING REGISTRATION RIGHTS AND SUBORDINATION
         ----------------------------------------------------------------------
OF PRE-EXISTING  REGISTRATION RIGHTS.
------------------------------------

     The Existing Investors and Covad, on behalf of themselves and the other holders of Registrable Securities under the Agreement, hereby (i) consent to the Senior & Controlling Registration Rights, which consent is given pursuant to
Section 1.14 of the Agreement, and (ii) agree to the Senior & Controlling Registration Rights, (iii) and, to the extent that the Senior & Controlling Registration Rights may, by any means of construction or interpretation, conflict with the Pre-Existing Registration Rights, agree to subordinate in all respects the Pre-Existing Registration Rights to avoid any conflict whatsoever with the rights to be granted in Attachment I. The consents and agreements set forth in this paragraph are made on behalf of each of the Existing Investors themselves and on behalf of all holders of Registrable Securities (to ensure compliance with the amendment and waiver requirements provisions of Section 3.7 and, with respect to Covad, as required by Section 3 of Amendment No. 9).

     2.  AMENDMENTS TO AGREEMENT.
         -----------------------

     In order that the Company's charter documents govern the affairs of the Company, the Company and the Existing Investors desire to terminate the following provisions in their entirety and waive any claim relating to any prior non-compliance therewith:

     Section 2.6 - Management Stock; Section 2.7 - Election of Directors; Board Meeting Expenses; Indemnities; Board Observer Rights; Section 2.9 - Salaries of Officers; Section 2.10 - Payment of Dividends.

     3.  EFFECT OF AMENDMENT.
         -------------------

     Except as amended and set forth above, the Agreement shall continue in full force and effect. This Amendment No. 10 is binding on all Existing Investors.

     4.  COUNTERPARTS.
         ------------

     This Amendment may be executed in any number of counterparts, each which will be deemed an original, and all of which together shall constitute one instrument.

     5.  SEVERABILITY.
         ------------

     If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

    6.  ENTIRE AGREEMENT.
        ----------------

    This Amendment, together with the Agreement and Attachment 1 hereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

    7.  GOVERNING LAW.
        -------------

    This Amendment shall be governed by and construed under the laws of the State of Delaware.

    8.  LEGAL REPRESENTATION.  EACH OF THE EXISTING INVESTORS ACKNOWLEDGES AND
        --------------------
UNDERSTANDS THAT (A) THE COMPANY HAS BEEN REPRESENTED BY WILSON SONSINI GOODRICH & ROSATI, PROFESSIONAL CORPORATION, (THE "REPRESENTATION") (B) IT OR HE OR SHE HAS READ AND UNDERSTANDS THE AGREEMENT AND THIS AMENDMENT, (C) IT OR HE OR SHE HAS BE REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF THIS AGREEMENT BY OTHER LEGAL COUNSEL OR HAS VOLUNTARILY DECLINED TO SEEK SUCH REPRESENTATION, AND (D) HE, SHE OR IT EXPRESSLY WAIVES ANY CONFLICT BY VIRTUE OF THE REPRESENTATION IN THE EVENT THAT HE, SHE, OR IT HAS BEEN, OR PRESENTLY IS, A CLIENT OF WILSON SONSINI GOODRICH & ROSATI, PROFESSIONAL CORPORATION.



                 [Remainder of Page Intentionally Left Blank]

     This Amendment is hereby executed as of the date first above written.


                                EFFICIENT NETWORKS, INC.

                                a Delaware corporation


                                By:   /s/ Mark A. Floyd
                                   -----------------------------
                                      Mark A. Floyd, President



      [Signature Page to Amendment No. 10 to Investors' Rights Agreement]

                                EXISTING INVESTORS

                                COVAD *
                                a Delaware corporation


                                By:   /s/  Robert R. Davenport
                                   ---------------------------------------

                                Name:     Robert R. Davenport
                                     -------------------------------------

                                Title:   E.V.P., Corporate Development
                                      ------------------------------------



                                *as defined in Amendment No. 9


[Signature Page to Amendment No. 10 to Investors' Rights Agreement]

                                CROSSPOINT VENTURE PARTNERS 1993

                                By:   /s/  Robert A. Hoff
                                   ---------------------------------------

                                Name:   Robert A. Hoff
                                     -------------------------------------

                                Title:   General Partner
                                      ------------------------------------



                                CROSSPOINT 1993 ENTREPRENEURS FUND


                                By:   /s/  Robert A. Hoff
                                   ---------------------------------------

                                Name:   Robert A. Hoff
                                     -------------------------------------

                                Title:     General Partner
                                      ------------------------------------


                                CROSSPOINT VENTURES LS 1997, L.P.


                                By:   /s/ Robert A. Hoff
                                   ---------------------------------------

                                Name:   Robert A. Hoff
                                     -------------------------------------

                                Title:     General Partner
                                      ------------------------------------


      [Signature Page to Amendment No. 10 to Investors' Rights Agreement]

                                ENTERPRISE PARTNERS II L.P.

                                By: Enterprise Management Partners II, L.P., Its General Partner


                                By:   /s/ Andrew Senyei
                                   ---------------------------------------

                                Name:     Andrew Senyei
                                     -------------------------------------

                                Title:    General Partner
                                      ------------------------------------



                                ENTERPRISE PARTNERS II ASSOCIATES, L.P.

                                By: Enterprise Management Partners II, L.P., Its General Partner


                                By:     /s/ Andrew Senyei
                                   ---------------------------------------

                                Name:       Andrew Senyei
                                     -------------------------------------

                                Title:      General Partner
                                      ------------------------------------


      [Signature Page to Amendment No. 10 to Investors' Rights Agreement]

                                OCEAN PARK VENTURES, L.P.


                                By:     /s/ Jim Gauer
                                   ---------------------------------------

                                Name:   Jim Gauer
                                     -------------------------------------

                                Title:  General Partner
                                      ------------------------------------




                                PALOMAR VENTURES I, L.P.


                                By:     /s/ Jim Gauer
                                   ---------------------------------------

                                Name:     Jim Gauer
                                     -------------------------------------

                                Title:    General Partner
                                      ------------------------------------


      [Signature Page to Amendment No. 10 to Investors' Rights Agreement]

                                EL DORADO VENTURES III, L.P.

                                By:   El Dorado Venture Partners III,
                                      Its General Partner


                                By:   /s/  Thomas H. Peterson
                                   ---------------------------------------

                                Name:   Thomas H. Peterson
                                     -------------------------------------

                                Title:  General Partner
                                      ------------------------------------



                                EL DORADO C & L FUND, L.P.

                                By:   El Dorado Venture Partners III,
                                      Its General Partner


                                By:     /s/ Thomas H. Peterson
                                   ---------------------------------------

                                Name:    Thomas H. Peterson
                                     -------------------------------------

                                Title:   General Partner
                                      ------------------------------------



                                EL DORADO TECHNOLOGY IV, L.P.

                                By:   El Dorado Venture Partners III,
                                      Its General Partner


                                By:     /s/ Thomas H. Peterson
                                   ---------------------------------------

                                Name:    Thomas H. Peterson
                                     -------------------------------------

                                Title:     General Partner
                                      ------------------------------------


      [Signature Page to Amendment No. 10 to Investors' Rights Agreement]

                                EL DORADO VENTURES IV, L.P.

                                By:   El Dorado Venture Partners IV, LLC,
                                      Its General Partner


                                By:     /s/ Thomas H. Peterson
                                   ---------------------------------------

                                Name:    Thomas H. Peterson
                                     -------------------------------------

                                Title:   Managing Member
                                      ------------------------------------



                                EL DORADO TECHNOLOGY 98, L.P.

                                By:   El Dorado Venture Partners IV, LLC,
                                      Its General Partner


                                By:     /s/ Thomas H. Peterson
                                   ---------------------------------------

                                Name:    Thomas H. Peterson
                                     -------------------------------------

                                Title:   Managing Member
                                      ------------------------------------


      [Signature Page to Amendment No. 10 to Investors' Rights Agreement]

                                MENLO ENTREPRENEURS FUND VI

                                By:  MV Management VI, L.P.
                                     Its General Partner

                                By:     /s/ General Partner
                                   ---------------------------------------

                                Name:
                                     -------------------------------------

                                Title:   General Partner
                                      ------------------------------------



                                MENLO VENTURES VI

                                By:  MV Management VI, L.P.
                                     Its General Partner

                                By:     /s/  General Partner
                                   ---------------------------------------

                                Name:
                                     -------------------------------------

                                Title:   General Partner
                                      ------------------------------------


      [Signature Page to Amendment No. 10 to Investors' Rights Agreement]

                                ADC TELECOMMUNICATIONS, INC.


                                By:
                                   ---------------------------------------

                                Name:
                                     -------------------------------------

                                Title:
                                      ------------------------------------


      [Signature Page to Amendment No. 10 to Investors' Rights Agreement]

                                SIEMENS AG


                                By:   /s/ Anthony Maher
                                   ---------------------------------------

                                Name:   Anthony Maher
                                     -------------------------------------

                                Title:  Member of the Executive Board
                                      ------------------------------------

                                TEXAS INSTRUMENTS, INC.


                                By:   /s/ Thomas J. Gentry
                                   ---------------------------------------

                                Name:   Thomas J. Gentry
                                     -------------------------------------

                                Title:  Vice President, Mgr. Treasury Services
                                      ----------------------------------------


      [Signature Page to Amendment No. 10 to Investors' Rights Agreement]

                                  EXHIBIT "A"
                                  -----------

                         SCHEDULE OF EXISTING INVESTORS


Name and Address
----------------

Covad Communications, Inc.
2330 Central Expressway
Santa Clara, CA  95050

Crosspoint Venture Partners 1993
18551 MacArthur Blvd., Suite 400
Irvine, CA  92715

Crosspoint 1993 Entrepreneurs Fund
18551 MacArthur Blvd., Suite 400
Irvine, CA  92715

Crosspoint Ventures LS 1997, L.P.
18551 MacArthur Blvd., Suite 400
Irvine, CA  92715

Enterprise Partners II, L.P.
7979 Ivanhoe Avenue, Suite 550
La Jolla, CA  92037

Enterprise Partners II Associates, L.P.
7979 Ivanhoe Avenue, Suite 550
La Jolla, CA  92037

Ocean Park Ventures, L.P.
100 Wilshire Boulevard, Suite 400
Santa Monica, CA 90401

El Dorado Ventures III, L.P.
2400 Sand Hill Road, Suite 100
Menlo Park, CA 94025

El Dorado Ventures IV, L.P.
2400 Sand Hill Road, Suite 100
Menlo Park, CA 94025

El Dorado C & L Fund, L.P.
2400 Sand Hill Road, Suite 100
Menlo Park, CA 94025

                                  EXHIBIT "A"
                                  -----------
                                    (CONT).


Name and Address
----------------

El Dorado Technology IV, L.P.
2400 Sand Hill Road, Suite 100
Menlo Park, CA 94025

Menlo Ventures VI, L.P.
3000 Sand Hill Road
Bldg. 4, Suite 100
Menlo Park, CA  94025

Menlo Entrepreneurs Fund VI, L.P.
3000 Sand Hill Road
Bldg. 4, Suite 100
Menlo Park, CA  94025

Siemens Aktiengesellschaft
Hofmannstrasse 51
81359 Munich Germany

Aperture Associates, L.P.
505 Montgomery Street
San Francisco, CA  94111

Texas Instruments Incorporated
7839 Churchill Way
Attn: Corporate Development
Mail Stop 3995
Dallas, Texas  75251

ADC Telecommunications, Inc.
4900 West 78th Street
Minneapolis, Minnesota 55435

Palomar Ventures I, L.P.
100 Wilshire Boulevard, Suite 400
Santa Monica, CA 90401

                                  ATTACHMENT I
                                  ------------

                       Standstill & Disposition Agreement
                       ----------------------------------